Exhibit 32.2

                                  CERTIFICATION


      I, Michael J. Villano, the Chief Operating Officer, Chief Financial Officer, Vice President and Treasurer of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date       August 14, 2003            /s/ Michael J. Villano
           ---------------            -----------------------------------------
                                      Michael J. Villano
                                      Chief Operating Officer, Chief Financial
                                      Officer, Vice President and Treasurer






                                       27